Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
December 2009
Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposits Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Selected Quarterly Income Statement Data	6

Quarterly Mortgage Banking Income	7

Quarterly Credit Reserves Analysis	8

Quarterly Net Charge-Off Analysis	9

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	10

Quarterly Accruing Past Due Loans and Leases and Accruing Restructured Loans	11

Quarterly Common Stock Summary, Capital, and Other Data	12

Consolidated Annual Average Balance Sheets	13

Consolidated Annual Net Interest Margin Analysis	14

Selected Annual Income Statement Data	15

Annual Mortgage Banking Income	16

Annual Credit Reserves Analysis	17

Annual Net Charge-Off Analysis	18

Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	19
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2009		2008	December ‘09 vs ‘08
(in thousands, except number of shares)	December 31,	September 30,	December 31,	Amount	Percent
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$1,521,344	$1,882,108	$806,693	$714,651	89%
Federal funds sold and securities purchased under resale agreements	—	—	37,975	(37,975)	N.M.
Interest bearing deposits in banks	319,375	397,941	292,561	26,814	9
Trading account securities	83,657	121,366	88,677	(5,020)	(6)
Loans held for sale	461,647	530,861	390,438	71,209	18
Investment securities	8,587,914	8,503,150	4,384,457	4,203,457	96
Loans and leases (1)	36,790,663	37,304,094	41,092,165	(4,301,502)	(10)
Allowance for loan and lease losses	(1,482,479)	(1,031,971)	(900,227)	(582,252)	65

Net loans and leases	35,308,184	36,272,123	40,191,938	(4,883,754)	(12)

Bank owned life insurance	1,412,333	1,402,134	1,364,466	47,867	4
Premises and equipment	496,021	496,280	519,500	(23,479)	(5)
Goodwill	444,268	443,648	3,054,985	(2,610,717)	(85)
Other intangible assets	289,098	302,612	356,703	(67,605)	(19)
Accrued income and other assets	2,630,824	2,160,436	2,864,466	(233,642)	(8)

Total Assets	$51,554,665	$52,512,659	$54,352,859	$(2,798,194)	(5)%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$40,493,927	$39,829,057	$37,943,286	$2,550,641	7%
Short-term borrowings	876,241	852,076	1,309,157	(432,916)	(33)
Federal Home Loan Bank advances	168,977	920,045	2,588,976	(2,419,999)	(93)
Other long-term debt	2,369,491	2,434,858	2,331,632	37,859	2
Subordinated notes	1,264,202	1,674,054	1,950,097	(685,895)	(35)
Accrued expenses and other liabilities	1,045,825	1,127,463	1,000,805	45,020	4

Total Liabilities	46,218,663	46,837,553	47,123,953	(905,290)	(2)

Equity
Huntington Bancshares Incorporated shareholders’ equity
Preferred stock — authorized 6,617,808 shares-
5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	1,325,008	1,320,898	1,308,667	16,341	1
8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidiation value per share of $1,000	362,507	362,507	569,000	(206,493)	(36)
Common stock -
Par value of $0.01 and authorized 1,000,000,000 shares	7,167	7,154	3,670	3,497	95
Capital surplus	6,731,796	6,723,923	5,322,428	1,409,368	26
Less treasury shares at cost	(11,465)	(11,827)	(15,530)	4,065	(26)
Accumulated other comprehensive income (loss):
Unrealized losses on investment securities	(103,382)	(103,010)	(207,756)	104,374	(50)
Unrealized gains (losses) on cash flow hedging derivatives	58,865	50,311	44,638	14,227	32
Pension and other postretirement benefit adjustments	(112,468)	(159,143)	(163,575)	51,107	(31)
Retained (deficit) earnings	(2,922,026)	(2,515,707)	367,364	(3,289,390)	N.M.

Total Shareholders’ Equity	5,336,002	5,675,106	7,228,906	(1,892,904)	(26)

Total Liabilities and Shareholders’ Equity	$51,554,665	$52,512,659	$54,352,859	$(2,798,194)	(5)%

Common shares issued	716,741,249	715,409,524	366,972,250
Common shares outstanding	715,761,672	714,469,066	366,057,669
Treasury shares outstanding	979,577	940,458	914,581
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	1,760,578	1,760,578	1,967,071

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	2009								2008
(in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type
Commercial: (1)
Commercial and industrial (2)	$12,888	35%	$12,547	34%	$13,320	35%	$13,768	35%	$13,541	33%
Commercial real estate:
Construction	1,469	4	1,815	5	1,857	5	2,074	5	2,080	5
Commercial (2)	6,220	17	6,900	19	7,089	18	7,187	18	8,018	20

Commercial real estate	7,689	21	8,715	23	8,946	23	9,261	23	10,098	25

Total commercial	20,577	56	21,262	57	22,266	58	23,029	58	23,639	58

Consumer:
Automobile loans	3,144	9	2,939	8	2,855	7	2,894	7	3,901	10
Automobile leases	246	1	309	1	383	1	468	1	563	1
Home equity	7,562	21	7,576	20	7,631	20	7,663	19	7,556	18
Residential mortgage	4,510	12	4,468	12	4,646	12	4,837	12	4,761	12
Other loans	752	2	750	2	714	2	657	2	672	2

Total consumer	16,214	44	16,042	43	16,229	42	16,519	42	17,453	42

Total loans and leases	$36,791	100	$37,304	100%	$38,495	100%	$39,548	100%	$41,092	100%

Ending Balances by Business Segment (in thousands)
Retail and Business Banking	$14,394	39%	$14,435	39%	$14,871	39%	$15,116	38%	$15,521	38%
Commercial Banking	7,439	20	7,677	21	7,830	20	8,163	21	8,294	20
Commercial Real Estate	7,525	21	7,947	21	8,232	21	8,506	22	8,405	21
Auto Finance and Dealer Services	4,609	13	4,330	12	4,559	12	4,835	12	5,953	15
Private Financial Group	2,380	7	2,450	7	2,531	7	2,434	6	2,269	5
Treasury / Other (3)	444	1	465	1	472	1	494	1	650	2

Total loans and leases	$36,791	100%	$37,304	100%	$38,495	100%	$39,548	100%	$41,092	100%

	2009								2008
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment
Retail and Business Banking	$14,319	39%	$14,553	38%	$14,847	38%	$15,289	37%	$15,420	37%
Commercial Banking	7,539	20	7,805	21	8,011	21	8,287	20	8,349	20
Commercial Real Estate	7,857	21	8,151	22	8,426	22	8,500	21	8,385	20
Auto Finance and Dealer Services	4,494	12	4,381	12	4,725	12	5,833	14	5,922	14
Private Financial Group	2,425	7	2,494	7	2,509	6	2,328	6	2,276	6
Treasury / Other (3)	455	1	471	1	489	1	629	2	1,085	3

Total loans and direct financing leases	$37,089	100%	$37,855	100%	$39,007	100%	$40,866	100%	$41,437	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

(2)	The 2009 first quarter and the 2009 fourth quarter reflected net reclassifications from commercial real estate loans to commercial and industrial loans of $782.2 million and $589.0 million, respectively.

(3)	Comprised primarily of Franklin loans.

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	2009								2008
(in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type
Demand deposits — non-interest bearing	$6,907	17%	$6,306	16%	$6,169	16%	$5,887	15%	$5,477	14%
Demand deposits — interest bearing	5,890	15	5,401	14	4,842	12	4,306	11	4,083	11
Money market deposits	9,485	23	8,548	22	6,622	17	5,857	15	5,182	14
Savings and other domestic deposits	4,652	12	4,631	12	4,859	12	5,007	13	4,930	13
Core certificates of deposit	10,453	26	11,205	28	12,197	31	12,616	32	12,856	34

Total core deposits	37,387	92	36,091	91	34,689	89	33,673	86	32,528	86
Other domestic deposits of $250,000 or more	652	2	689	2	846	2	1,041	3	1,328	4
Brokered deposits and negotiable CDs	2,098	5	2,630	7	3,229	8	3,848	10	3,354	9
Deposits in foreign offices	357	1	419	1	401	1	508	1	733	2

Total deposits	$40,494	100%	$39,829	100%	$39,165	100%	$39,070	100%	$37,943	100%

Total core deposits:
Commercial	$11,368	30%	$10,884	30%	$9,738	28%	$8,934	27%	$7,971	25%
Personal	26,019	70	25,207	70	24,951	72	24,739	74	24,557	76

Total core deposits	$37,387	100%	$36,091	100%	$34,689	100%	$33,673	100%	$32,528	100%

Ending Balances by Business Segment
Retail and Business Banking	$28,877	71%	$28,136	71%	$27,897	71%	$27,764	71%	$27,350	72%
Commercial Banking	5,927	15	6,207	16	5,539	14	5,584	14	5,122	14
Commercial Real Estate	535	1	532	1	484	1	479	1	487	1
Auto Finance and Dealer Services	83	—	98	—	86	—	72	—	70	—
Private Financial Group	3,512	9	2,894	7	2,676	7	2,248	6	1,745	5
Treasury / Other(1)	1,560	4	1,962	5	2,483	7	2,923	8	3,169	9

Total deposits	$40,494	100%	$39,829	100%	$39,165	100%	$39,070	100%	$37,943	100%

	2009								2008
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment
Retail and Business Banking	$28,709	71%	$27,892	70%	$27,832	70%	$27,261	71%	$27,023	72%
Commercial Banking	6,012	15	5,910	15	5,585	14	5,279	14	5,304	14
Commercial Real Estate	525	1	504	1	473	1	468	1	498	1
Auto Finance and Dealer Services	85	—	95	—	74	—	66	—	64	—
Private Financial Group	3,104	8	2,841	8	2,464	6	1,929	5	1,600	5
Treasury / Other (1)	1,779	4	2,351	6	3,106	8	3,186	8	3,094	8

Total deposits	$40,214	100%	$39,593	100%	$39,534	100%	$38,189	100%	$37,583	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2009				2008	4Q09 vs 4Q08
(in millions)	Fourth	Third	Second	First	Fourth	Amount	Percent
Assets
Interest bearing deposits in banks	$329	$393	$369	$355	$343	$(14)	(4)%
Trading account securities	110	107	88	278	940	(830)	(88)
Federal funds sold and securities purchased under resale agreements	15	7	—	19	48	(33)	(69)
Loans held for sale	470	524	709	627	329	141	43
Investment securities:
Taxable	8,695	6,510	5,181	3,961	3,789	4,906	N.M.
Tax-exempt	139	129	126	465	689	(550)	(80)

Total investment securities	8,834	6,639	5,307	4,426	4,478	4,356	97
Loans and leases: (1)
Commercial:
Commercial and industrial	12,570	12,922	13,523	13,541	13,746	(1,176)	(9)
Commercial real estate:
Construction	1,651	1,808	1,946	2,033	2,103	(452)	(21)
Commercial	6,807	7,071	7,253	8,079	8,115	(1,308)	(16)

Commercial real estate	8,458	8,879	9,199	10,112	10,218	(1,760)	(17)

Total commercial	21,028	21,801	22,722	23,653	23,964	(2,936)	(12)

Consumer:
Automobile loans	3,050	2,886	2,867	3,837	3,899	(849)	(22)
Automobile leases	276	344	423	517	636	(360)	(57)

Automobile loans and leases	3,326	3,230	3,290	4,354	4,535	(1,209)	(27)
Home equity	7,561	7,581	7,640	7,577	7,523	38	1
Residential mortgage	4,417	4,487	4,657	4,611	4,737	(320)	(7)
Other loans	757	756	698	671	678	79	12

Total consumer	16,061	16,054	16,285	17,213	17,473	(1,412)	(8)

Total loans and leases	37,089	37,855	39,007	40,866	41,437	(4,348)	(10)
Allowance for loan and lease losses	(1,029)	(950)	(930)	(913)	(764)	(265)	(35)

Net loans and leases	36,060	36,905	38,077	39,953	40,673	(4,613)	(11)

Total earning assets	46,847	45,525	45,480	46,571	47,575	(728)	(2)

Cash and due from banks	1,947	2,553	2,466	1,553	928	1,019	N.M.
Intangible assets	737	755	780	3,371	3,421	(2,684)	(78)
All other assets	3,956	3,797	3,701	3,571	3,447	509	15

Total Assets	$52,458	$51,680	$51,497	$54,153	$54,607	$(2,149)	(4)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	$6,466	$6,186	$6,021	$5,544	$5,205	$1,261	24%
Demand deposits — interest bearing	5,482	5,140	4,547	4,076	3,988	1,494	37
Money market deposits	9,271	7,601	6,355	5,593	5,500	3,771	69
Savings and other domestic deposits	4,686	4,771	5,031	5,041	5,034	(348)	(7)
Core certificates of deposit	10,867	11,646	12,501	12,784	12,588	(1,721)	(14)

Total core deposits	36,772	35,344	34,455	33,038	32,315	4,457	14
Other domestic deposits of $250,000 or more	667	747	886	1,069	1,365	(698)	(51)
Brokered deposits and negotiable CDs	2,353	3,058	3,740	3,449	3,049	(696)	(23)
Deposits in foreign offices	422	444	453	633	854	(432)	(51)

Total deposits	40,214	39,593	39,534	38,189	37,583	2,631	7
Short-term borrowings	879	879	879	1,099	1,748	(869)	(50)
Federal Home Loan Bank advances	681	924	947	2,414	3,188	(2,507)	(79)
Subordinated notes and other long-term debt	3,908	4,136	4,640	4,612	4,252	(344)	(8)

Total interest bearing liabilities	39,216	39,346	39,979	40,770	41,566	(2,350)	(6)

All other liabilities	1,042	863	569	614	817	225	28
Shareholders’ equity	5,734	5,285	4,928	7,225	7,019	(1,285)	(18)

Total Liabilities and Shareholders’ Equity	$52,458	$51,680	$51,497	$54,153	$54,607	$(2,149)	(4)%

N.M., not a meaningful value.
(1) For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2009				2008
Fully taxable equivalent basis (1)	Fourth	Third	Second	First	Fourth
Assets
Interest bearing deposits in banks	0.16%	0.28%	0.37%	0.45%	1.44%
Trading account securities	1.89	1.96	2.22	4.04	5.32
Federal funds sold and securities purchased under resale agreements	0.03	0.14	0.82	0.20	0.24
Loans held for sale	5.13	5.20	5.19	5.04	6.58
Investment securities:
Taxable	3.20	3.99	4.63	5.60	5.74
Tax-exempt	6.31	6.77	6.83	6.61	7.02

Total investment securities	3.25	4.04	4.69	5.71	5.94
Loans and leases: (3)
Commercial:
Commercial and industrial	5.20	5.19	5.00	4.60	5.01
Commercial real estate:
Construction	2.63	2.61	2.78	2.76	4.55
Commercial	3.40	3.43	3.56	3.76	5.07

Commercial real estate	3.25	3.26	3.39	3.55	4.96

Total commercial	4.41	4.40	4.35	4.15	4.99

Consumer:
Automobile loans	7.15	7.34	7.28	7.20	7.17
Automobile leases	6.40	6.25	6.12	6.03	5.82

Automobile loans and leases	7.09	7.22	7.13	7.06	6.98
Home equity	5.82	5.75	5.75	5.13	5.87
Residential mortgage	5.04	5.03	5.12	5.71	5.84
Other loans	6.90	7.21	8.22	8.97	9.25

Total consumer	5.92	5.91	5.95	5.92	6.28

Total loans and leases	5.07	5.04	5.02	4.90	5.53

Total earning assets	4.70%	4.86%	4.99%	4.99%	5.57%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.22	0.22	0.18	0.14	0.34
Money market deposits	1.21	1.20	1.14	1.02	1.31
Savings and other domestic deposits	1.27	1.33	1.37	1.50	1.72
Core certificates of deposit	3.07	3.27	3.50	3.81	4.02

Total core deposits	1.71	1.88	2.06	2.28	2.50
Other domestic deposits of $250,000 or more	1.88	2.24	2.61	2.92	3.39
Brokered deposits and negotiable CDs	2.52	2.49	2.54	2.97	3.39
Deposits in foreign offices	0.18	0.20	0.20	0.17	0.90

Total deposits	1.75	1.92	2.11	2.33	2.58
Short-term borrowings	0.24	0.25	0.26	0.25	0.85
Federal Home Loan Bank advances	1.01	0.92	1.13	1.03	3.04
Subordinated notes and other long-term debt	2.67	2.58	2.91	3.29	4.49

Total interest bearing liabilities	1.80%	1.93%	2.14%	2.31%	2.74%

Net interest rate spread	2.90%	2.93%	2.85%	2.68%	2.83%
Impact of non-interest bearing funds on margin	0.29	0.27	0.25	0.29	0.35

Net interest margin	3.19%	3.20%	3.10%	2.97%	3.18%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 6 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2009				2008	4Q09 vs 4Q08
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	Amount	Percent
Interest income	$551,335	$553,846	$563,004	$569,957	$662,508	$(111,173)	(17)%
Interest expense	177,271	191,027	213,105	232,452	286,143	(108,872)	(38)

Net interest income	374,064	362,819	349,899	337,505	376,365	(2,301)	(1)
Provision for credit losses	893,991	475,136	413,707	291,837	722,608	171,383	24

Net interest (loss) income after provision for credit losses	(519,927)	(112,317)	(63,808)	45,668	(346,243)	(173,684)	50

Service charges on deposit accounts	76,757	80,811	75,353	69,878	75,247	1,510	2
Brokerage and insurance income	32,173	33,996	32,052	39,948	31,233	940	3
Mortgage banking income (loss)	24,618	21,435	30,827	35,418	(6,747)	31,365	N.M.
Trust services	27,275	25,832	25,722	24,810	27,811	(536)	(2)
Electronic banking	25,173	28,017	24,479	22,482	22,838	2,335	10
Bank owned life insurance income	14,055	13,639	14,266	12,912	13,577	478	4
Automobile operating lease income	12,671	12,795	13,116	13,228	13,170	(499)	(4)
Securities (losses) gains	(2,602)	(2,374)	(7,340)	2,067	(127,082)	124,480	(98)
Other income	34,426	41,901	57,470	18,359	17,052	17,374	N.M.

Total noninterest income	244,546	256,052	265,945	239,102	67,099	177,447	N.M.

Personnel costs	180,663	172,152	171,735	175,932	196,785	(16,122)	(8)
Outside data processing and other services	36,812	38,285	40,006	32,992	31,609	5,203	16
Deposit and other insurance expense	24,420	23,851	48,138	17,421	9,395	15,025	N.M.
Net occupancy	26,273	25,382	24,430	29,188	22,999	3,274	14
OREO and foreclosure expense	18,520	38,968	26,524	9,887	8,171	10,349	N.M.
Equipment	20,454	20,967	21,286	20,410	22,329	(1,875)	(8)
Professional services	25,146	18,108	16,658	16,454	16,430	8,716	53
Amortization of intangibles	17,060	16,995	17,117	17,135	19,187	(2,127)	(11)
Automobile operating lease expense	10,440	10,589	11,400	10,931	10,483	(43)	(0)
Marketing	9,074	8,259	7,491	8,225	9,357	(283)	(3)
Telecommunications	6,099	5,902	6,088	5,890	5,892	207	4
Printing and supplies	3,807	3,950	4,151	3,572	4,175	(368)	(9)
Goodwill impairment	—	—	4,231	2,602,713	—	—	—
Gain on early extinguishment of debt (2)	(73,615)	(60)	(73,038)	(729)	—	(73,615)	—
Other expense	17,443	17,749	13,765	19,748	33,282	(15,839)	(48)

Total noninterest expense	322,596	401,097	339,982	2,969,769	390,094	(67,498)	(17)

Loss before income taxes	(597,977)	(257,362)	(137,845)	(2,684,999)	(669,238)	71,262	(11)
Benefit for income taxes	(228,290)	(91,172)	(12,750)	(251,792)	(251,949)	23,659	(9)

Net loss	$(369,687)	$(166,190)	$(125,095)	$(2,433,207)	$(417,289)	$47,603	(11)%

Dividends on preferred shares	29,289	29,223	57,451	58,793	23,158	6,131	26

Net loss applicable to common shares	$(398,976)	$(195,413)	$(182,546)	$(2,492,000)	$(440,447)	$41,471	(9)%

Average common shares — basic	715,336	589,708	459,246	366,919	366,054	349,282	95%
Average common shares — diluted (3)	715,336	589,708	459,246	366,919	366,054	349,282	95

Per common share
Net loss — diluted	(0.56)	(0.33)	(0.40)	(6.79)	(1.20)	0.64	(53)
Cash dividends declared	0.0100	0.0100	0.0100	0.0100	0.1325	(0.1225)	(93)

Return on average total assets	(2.80)%	(1.28)%	(0.97)%	(18.22)%	(3.04)%	0.24%	(8)
Return on average total shareholders’ equity	(25.6)	(12.5)	(10.2)	N.M.	(23.6)	(2.0)	9
Return on average tangible shareholders’ equity (4)	(27.9)	(13.3)	(10.3)	18.4	(43.2)	15.30	(35)
Net interest margin (5)	3.19	3.20	3.10	2.97	3.18	0.01	0
Efficiency ratio (6)	49.0	61.4	51.0	60.5	64.6	(15.6)	(24)
Effective tax rate (benefit)	(38.2)	(35.4)	(9.2)	(9.4)	(37.6)	(0.6)	2

Revenue — fully taxable equivalent (FTE)
Net interest income	$374,064	$362,819	$349,899	$337,505	$376,365	$(2,301)	(1)
FTE adjustment	2,497	4,177	1,216	3,582	3,641	(1,144)	(31)

Net interest income (5)	376,561	366,996	351,115	341,087	380,006	(3,445)	(1)
Noninterest income	244,546	256,052	265,945	239,102	67,099	177,447	N.M.

Total revenue (5)	$621,107	$623,048	$617,060	$580,189	$447,105	$174,002	39%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	The 2009 fourth quarter gain related to the purchase of certain subordinated bank notes. The 2009 second quarter gain included $67.4 million related to the purchase of certain trust preferred secuities.

(3)	For all the quarterly periods presented above, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(4)	Net income (loss) excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average stockholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2009				2008	4Q09 vs 4Q08
(in thousands, except as noted)	Fourth	Third	Second	First	Fourth	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$16,473	$16,491	$31,782	$29,965	$7,180	$9,293	N.M.	%
Servicing fees	12,289	12,320	12,045	11,840	11,660	629	5
Amortization of capitalized servicing (1)	(10,791)	(10,050)	(14,445)	(12,285)	(6,462)	(4,329)	(67)
Other mortgage banking income	4,466	4,109	5,381	9,404	2,959	1,507	51

Sub-total	22,437	22,870	34,763	38,924	15,337	7,100	46
MSR valuation adjustment (1)	15,491	(17,348)	46,551	(10,389)	(63,355)	78,846	N.M.
Net trading (losses) gains related to MSR hedging	(13,310)	15,913	(50,487)	6,883	41,271	(54,581)	N.M.

Total mortgage banking income (loss)	$24,618	$21,435	$30,827	$35,418	$(6,747)	$31,365	N.M.	%

Mortgage originations (in millions)	$1,131	$998	$1,587	$1,546	$724	$407	56%
Average trading account securities used to hedge MSRs (in millions)	19	19	20	223	857	(838)	(98)
Capitalized mortgage servicing rights (2)	214,592	200,969	219,282	167,838	167,438	47,154	28
Total mortgages serviced for others (in millions) (2)	16,010	16,145	16,246	16,315	15,754	256	2
MSR % of investor servicing portfolio	1.34%	1.24%	1.35%	1.03%	1.06%	0.28%	26

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$15,491	$(17,348)	$46,551	$(10,389)	$(63,355)	$78,846	N.M.	%
Net trading (losses) gains related to MSR hedging	(13,310)	15,913	(50,487)	6,883	41,271	(54,581)	N.M.
Net interest income related to MSR hedging	168	191	199	2,441	9,473	(9,305)	(98)

Net impact of MSR hedging	$2,349	$(1,244)	$(3,737)	$(1,065)	$(12,611)	$14,960	N.M.	%

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2009				2008
(in thousands)	Fourth	Third	Second	First	Fourth
Allowance for loan and lease losses, beginning of period	$1,031,971	$917,680	$838,549	$900,227	$720,738

Loan and lease losses	(471,486)	(377,443)	(359,444)	(353,005)	(571,053)
Recoveries of loans previously charged off	26,739	21,501	25,037	11,514	10,433

Net loan and lease losses	(444,747)	(355,942)	(334,407)	(341,491)	(560,620)

Provision for loan and lease losses	895,255	472,137	413,538	289,001	728,046
Economic reserve transfer	—	—	—	—	12,063
Allowance of assets sold	—	—	—	(9,188)	—
Allowance for loans transferred to held-for-sale	—	(1,904)	—	—	—

Allowance for loan and lease losses, end of period	$1,482,479	$1,031,971	$917,680	$838,549	$900,227

Allowance for unfunded loan commitments and letters of credit, beginning of period	$50,143	$47,144	$46,975	$44,139	$61,640

(Reduction in) Provision for unfunded loan commitments and letters of credit losses	(1,264)	2,999	169	2,836	(5,438)
Economic reserve transfer	—	—	—	—	(12,063)

Allowance for unfunded loan commitments and letters of credit, end of period	$48,879	$50,143	$47,144	$46,975	$44,139

Total allowances for credit losses	$1,531,358	$1,082,114	$964,824	$885,524	$944,366

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	4.03%	2.77%	2.38%	2.12%	2.19%
Nonaccrual loans and leases (NALs)	77	47	50	54	60
Nonperforming assets (NPAs)	72	44	46	47	55

Total allowances for credit losses (ACL) as % of:
Total loans and leases	4.16%	2.90%	2.51%	2.24%	2.30%
Nonaccrual loans and leases	80	50	53	57	63
Nonperforming assets	74	46	48	50	58

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2009				2008
(in thousands)	Fourth	Third	Second	First	Fourth
Net charge-offs by loan and lease type:
Commercial and industrial	$109,816	$68,842 (1)	$98,300 (2)	$210,648 (3)	$473,426 (4)
Commercial real estate:
Construction	85,345	50,359	31,360	25,642	2,390
Commercial	172,759	118,866	141,261	57,139	35,991

Commercial real estate	258,104	169,225	172,621	82,781	38,381

Total commercial	367,920	238,067	270,921	293,429	511,807

Consumer:
Automobile loans	11,374	8,988	12,379	14,971	14,885
Automobile leases	1,554	1,753	2,227	3,086	3,666

Automobile loans and leases	12,928	10,741	14,606	18,057	18,551
Home equity	35,764	28,045	24,687	17,680	19,168
Residential mortgage (5)	17,789	68,955	17,160	6,298	7,328
Other loans	10,346	10,134	7,033	6,027	3,766

Total consumer	76,827	117,875	63,486	48,062	48,813

Total net charge-offs	$444,747	$355,942	$334,407	$341,491	$560,620

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1), (2), (3), (4)	3.49%	2.13%	2.91%	6.22%	13.78%
Commercial real estate:
Construction	20.68	11.14	6.45	5.05	0.45
Commercial	10.15	6.72	7.79	2.83	1.77

Commercial real estate	12.21	7.62	7.51	3.27	1.50

Total commercial	7.00	4.37	4.77	4.96	8.54

Consumer:
Automobile loans	1.49	1.25	1.73	1.56	1.53
Automobile leases	2.25	2.04	2.11	2.39	2.31

Automobile loans and leases	1.55	1.33	1.78	1.66	1.64
Home equity	1.89	1.48	1.29	0.93	1.02
Residential mortgage (5)	1.61	6.15	1.47	0.55	0.62
Other loans	5.47	5.36	4.03	3.59	2.22

Total consumer	1.91	2.94	1.56	1.12	1.12

Net charge-offs as a % of average loans	4.80%	3.76%	3.43%	3.34%	5.41%

(1)	The 2009 third quarter included net recoveries totaling $4,080 thousand associated with the Franklin restructuring.

(2)	The 2009 second quarter included net recoveries totaling $9,884 thousand associated with the Franklin restructuring.

(3)	The 2009 first quarter included net charge-offs totaling $128,338 thousand associated with the Franklin restructuring.

(4)	The 2008 fourth quarter included net charge-offs totaling $423,269 thousand associated with Franklin.

(5)	Effective with the 2009 third quarter, a change to accelerate the timing for when a partial charge-off is recognized was made. This change resulted in $31,952 thousand of charge-offs in the 2009 third quarter.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2009				2008
(in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
Nonaccrual loans and leases (NALs):
Commercial and industrial (1)	$578,414	$612,701	$456,734	$398,286	$932,648
Commercial real estate	935,812	1,133,661	850,846	629,886	445,717

Alt-A mortgages	11,362	9,810	25,861	25,175	21,286
Interest-only mortgages	7,445	8,336	17,428	20,580	12,221
Franklin residential mortgages	299,670	322,796	342,207	360,106	—
Other residential mortgages	44,153	49,579	89,992	81,094	65,444

Total residential mortgages (1)	362,630	390,521	475,488	486,955	98,951
Home equity (1)	40,122	44,182	35,299	37,967	24,831

Total nonaccrual loans and leases	1,916,978	2,181,065	1,818,367	1,553,094	1,502,147
Other real estate, net:
Residential (1)	71,427	81,807	107,954	143,856	63,058
Commercial	68,717	60,784	64,976	66,906	59,440

Total other real estate, net	140,144	142,591	172,930	210,762	122,498
Impaired loans held for sale (2)	969	20,386	11,287	11,887	12,001

Total nonperforming assets	$2,058,091	$2,344,042	$2,002,584	$1,775,743	$1,636,646

Nonperforming Franklin loans (1)
Commercial	$—	$—	$—	$—	$650,225
Residential mortgage	299,670	322,796	342,207	360,106	—
OREO	23,826	30,996	43,623	79,596	—
Home Equity	15,004	15,704	2,437	6,000	—

Total nonperforming Franklin loans	$338,500	$369,496	$388,267	$445,702	$650,225

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	5.21%	5.85%	4.72%	3.93%	3.66%

NPA ratio (3)	5.57	6.26	5.18	4.46	3.97

	2009				2008
(in thousands)	Fourth	Third	Second	First	Fourth
Nonperforming assets, beginning of period	$2,344,042	$2,002,584	$1,775,743	$1,636,646	$675,319
New nonperforming assets	494,607	899,855	750,318	622,515	509,320
Franklin impact, net (1)	(30,996)	(18,771)	(57,436)	(204,523)	650,225
Returns to accruing status	(85,867)	(52,498)	(40,915)	(36,056)	(13,756)
Loan and lease losses	(391,635)	(305,405)	(282,713)	(168,382)	(95,687)
OREO losses	(7,394)	(30,623)	(20,614)	(4,034)	(4,648)
Payments	(222,790)	(117,710)	(95,124)	(61,452)	(66,536)
Sales	(41,876)	(33,390)	(26,675)	(8,971)	(17,591)

Nonperforming assets, end of period	$2,058,091	$2,344,042	$2,002,584	$1,775,743	$1,636,646

(1)	For the three-month period ended December 31, 2008, Franklin loans were reported as nonaccruing commercial and industrial loans. For the three-month periods ended March 31, 2009, June 30, 2009, September 30, 2009, and December 31, 2009, nonaccruing Franklin loans were reported as residential mortgage loans, home equity loans, and OREO; reflecting the 2009 first quarter restructuring.

(2)	The September 30, 2009, figure primarily represent impaired residential mortgage loans held for sale. All other presented figures represent impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, and net other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing Restructured Loans
(Unaudited)

	2009				2008
(in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—	$—	$—	$10,889
Commercial real estate	—	2,546	—	—	59,425
Residential mortgage (excluding loans guaranteed by the U.S. government)	78,915	65,716	97,937	88,381	71,553
Home equity	53,343	45,334	35,328	35,717	29,039
Other loans and leases	13,400	14,175	13,474	15,611	18,039

Total, excl. loans guaranteed by the U.S. government	$145,658	$127,771	$146,739	$139,709	$188,945
Add: loans guaranteed by U.S. government	101,616	102,895	99,379	88,551	82,576

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$247,274	$230,666	$246,118	$228,260	$271,521

Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.40%	0.34%	0.38%	0.35%	0.46%
Guaranteed by U.S. government, as a percent of total loans and leases	0.28%	0.28%	0.26%	0.22%	0.20%
Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.67%	0.62%	0.64%	0.58%	0.66%

Accruing restructured loans:
Commercial	$157,049	$153,010	$267,975	$201,508	$185,333
Alt-A mortgages	57,278	58,367	46,657	36,642	32,336
Interest-only mortgages	7,890	10,072	12,147	8,500	7,183
Other residential mortgages	154,471	136,024	99,764	62,869	43,338

Total residential mortgages	219,639	204,463	158,568	108,011	82,857
Other	52,871	42,406	35,720	27,014	41,094

Total accruing restructured loans	$429,559	$399,879	$462,263	$336,533	$309,284

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2009				2008
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth

Common stock price, per share
High (1)	$4.770	$4.970	$6.180	$8.000	$11.650
Low (1)	3.500	3.260	1.550	1.000	5.260
Close	3.650	4.710	4.180	1.660	7.660
Average closing price	3.970	4.209	3.727	2.733	8.276

Dividends, per share
Cash dividends declared per common share	$0.0100	$0.0100	$0.0100	$0.0100	$0.1325

Common shares outstanding
Average — basic	715,336	589,708	459,246	366,919	366,054
Average — diluted (2)	715,336	589,708	459,246	366,919	366,054
Ending	715,762	714,469	568,741	390,682	366,058
Book value per common share	$5.10	$5.59	$6.23	$7.80	$14.62
Tangible book value per common share (3)	4.21	4.69	5.07	6.08	5.64
Capital data

	2009				2008
(in millions)	December 31,	September 30,	June 30,	March 31,	December 31,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,336	$5,675	$5,221	$4,815	$7,229
Less: goodwill	(444)	(444)	(448)	(452)	(3,055)
Less: other intangible assets	(289)	(303)	(322)	(340)	(357)
Add: related deferred tax liability (3)	101	106	112	119	125

Total tangible equity	4,704	5,034	4,563	4,142	3,942
Less: Preferred equity	(1,688)	(1,683)	(1,679)	(1,768)	(1,878)

Total tangible common equity	$3,016	$3,351	$2,884	$2,374	$2,064

Total assets	$51,555	$52,513	$51,397	$51,702	$54,353
Less: goodwill	(444)	(444)	(448)	(452)	(3,055)
Less: other intangible assets	(289)	(303)	(322)	(340)	(357)
Add: related deferred tax liability (3)	101	106	112	119	125

Total tangible assets	$50,923	$51,872	$50,739	$51,029	$51,066

Tangible equity / tangible asset ratio	9.24%	9.71%	8.99%	8.12%	7.72%
Tangible common equity / tangible asset ratio	5.92	6.46	5.68	4.65	4.04

Other capital data:
Total risk-weighted assets	$43,172	$44,142	$45,463	$46,383	$46,994

Tier 1 leverage ratio (4)	10.09%	11.30%	10.62%	9.67%	9.82%
Tier 1 common risk-based capital ratio (4)	6.70	7.82	6.80	5.63	5.05
Tier 1 risk-based capital ratio (4)	12.05	13.04	11.85	11.14	10.72
Total risk-based capital ratio (4)	14.43	16.23	14.94	14.26	13.91

Tangible equity / risk-weighted assets ratio	10.90	11.41	10.04	8.94	8.39

Other data:
Number of employees (full-time equivalent)	10,272	10,194	10,342	10,540	10,951
Number of domestic full-service banking offices (5)	611	610	610	608	613

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For all of the quarterly periods presented above, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(5)	Includes 9 Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances
Fully taxable equivalent basis		Change from 2008			Change from 2007
(in millions)	2009	Amount	%	2008	Amount	%	2007	2006	2005
Assets
Interest bearing deposits in banks	$361	$58	19%	$303	$43	17%	$260	$53	$53
Trading account securities	145	(945)	(87)	1,090	448	70	642	92	207
Federal funds sold and securities purchased under resale agreements	10	(425)	(98)	435	(156)	(26)	591	321	262
Loans held for sale	582	166	40	416	54	15	362	275	318
Investment securities:
Taxable	6,101	2,223	57	3,878	225	6	3,653	4,197	3,683
Tax-exempt	214	(491)	(70)	705	59	9	646	570	475

Total investment securities	6,315	1,732	38	4,583	284	7	4,299	4,767	4,158
Loans and leases: (1)
Commercial:
Commercial and industrial	13,136	(452)	(3)	13,588	2,952	28	10,636	7,327	6,171
Commercial real estate:
Construction	1,858	(203)	(10)	2,061	528	34	1,533	1,259	1,738
Commercial	7,298	(373)	(5)	7,671	2,397	45	5,274	3,279	2,718

Commercial real estate	9,156	(576)	(6)	9,732	2,925	43	6,807	4,538	4,456

Total commercial	22,292	(1,028)	(4)	23,320	5,877	34	17,443	11,865	10,627

Consumer:
Automobile loans	3,157	(519)	(14)	3,676	1,043	40	2,633	2,057	2,043
Automobile leases	389	(462)	(54)	851	(634)	(43)	1,485	2,031	2,422

Automobile loans and leases	3,546	(981)	(22)	4,527	409	10	4,118	4,088	4,465
Home equity	7,590	186	3	7,404	1,231	20	6,173	4,970	4,752
Residential mortgage	4,542	(476)	(9)	5,018	79	2	4,939	4,581	4,081
Other loans	722	31	4	691	162	31	529	439	385

Total consumer	16,400	(1,240)	(7)	17,640	1,881	12	15,759	14,078	13,683

Total loans and leases	38,692	(2,268)	(6)	40,960	7,758	23	33,202	25,943	24,310
Allowance for loan and lease losses	(956)	(261)	(38)	(695)	(313)	(82)	(382)	(287)	(268)

Net loans and leases	37,736	(2,529)	(6)	40,265	7,445	23	32,820	25,656	24,042

Total earning assets	46,105	(1,682)	(4)	47,787	8,431	21	39,356	31,451	29,308

Cash and due from banks	2,132	1,174	N.M.	958	28	3	930	825	845
Intangible assets	1,402	(2,044)	(59)	3,446	1,427	71	2,019	567	218
All other assets	3,757	332	10	3,425	636	23	2,789	2,555	2,536

Total Assets	$52,440	$(2,481)	(5)%	$54,921	$10,209	23%	$44,712	$35,111	$32,639

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	$6,057	$962	19%	$5,095	$657	15%	$4,438	$3,530	$3,379
Demand deposits — interest bearing	4,816	813	20	4,003	874	28	3,129	2,138	1,920
Money market deposits	7,216	1,123	18	6,093	(80)	(1)	6,173	5,604	5,738
Savings and other domestic deposits	4,881	(266)	(5)	5,147	905	21	4,242	3,232	3,366
Core certificates of deposit	11,944	307	3	11,637	3,431	42	8,206	5,103	3,360

Total core deposits	34,914	2,939	9	31,975	5,787	22	26,188	19,607	17,763
Other domestic deposits of $250,000 or more	841	(802)	(49)	1,643	645	65	998	820	673
Brokered deposits and negotiable CDs	3,147	(96)	(3)	3,243	4	0	3,239	3,242	3,119
Deposits in foreign offices	487	(488)	(50)	975	334	52	641	515	457

Total deposits	39,389	1,553	4	37,836	6,770	22	31,066	24,184	22,012
Short-term borrowings	933	(1,441)	(61)	2,374	129	6	2,245	1,800	1,379
Federal Home Loan Bank advances	1,236	(2,045)	(62)	3,281	1,254	62	2,027	1,369	1,105
Subordinated notes and other long-term debt	4,321	227	6	4,094	406	11	3,688	3,574	4,064

Total interest bearing liabilities	39,822	(2,668)	(6)	42,490	7,902	23	34,588	27,397	25,181

All other liabilities	774	(166)	(18)	940	(113)	(11)	1,053	1,236	1,434
Shareholders’ equity	5,787	(609)	(10)	6,396	1,763	38	4,633	2,948	2,645

Total Liabilities and Shareholders’ Equity	$52,440	$(2,481)	(5)%	$54,921	$10,209	23%	$44,712	$35,111	$32,639

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin Analysis
(Unaudited)

	Annual Average Rates (2)
Fully Taxable Equivalent basis (1)	2009	2008	2007	2006	2005
Assets
Interest bearing deposits in banks	0.32%	2.53%	4.80%	6.00%	2.16%
Trading account securities	2.99	5.28	5.84	4.19	4.08
Federal funds sold and securities purchased under resale agreements	0.13	2.46	5.05	5.00	2.27
Loans held for sale	5.15	6.01	5.69	6.10	5.64
Investment securities:
Taxable	4.10	5.62	6.07	5.47	4.31
Tax-exempt	6.68	6.83	6.72	6.75	6.71

Total investment securities	4.18	5.81	6.17	5.62	4.58
Loans and leases (3):
Commercial:
Commercial and industrial	5.06	5.67	7.44	7.32	5.88
Commercial real estate:
Construction	2.74	5.05	7.80	8.07	6.42
Commercial	3.59	5.61	7.50	7.45	5.99

Commercial real estate	3.42	5.49	7.57	7.61	6.16

Total commercial	4.39	5.59	7.49	7.43	6.00

Consumer:
Automobile loans	7.24	7.17	7.17	6.57	6.52
Automobile leases	6.18	5.65	5.41	5.07	4.94

Automobile loans and leases	7.12	6.88	6.53	5.82	5.66
Home equity	5.62	6.42	7.77	7.44	6.07
Residential mortgage	5.23	5.83	5.79	5.44	5.22
Other loans	7.78	9.85	10.51	9.07	10.23

Total consumer	5.93	6.50	6.92	6.37	5.80

Total loans and leases	5.04	5.99	7.22	6.86	5.89

Total earning assets	4.88%	5.90%	7.02%	6.63%	5.65%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.20	0.55	1.29	0.90	0.55
Money market deposits	1.16	1.93	3.77	3.45	2.18
Savings and other domestic deposits	1.37	1.88	2.40	1.75	1.41
Core certificates of deposit	3.43	4.27	4.85	4.25	3.56

Total core deposits	1.97	2.73	3.55	3.02	2.10
Other domestic deposits of $250,000 or more	2.48	3.76	5.08	5.00	3.32
Brokered deposits and negotiable CDs	2.64	3.66	5.41	5.22	3.51
Deposits in foreign offices	0.19	1.56	3.19	2.93	2.10

Total deposits	2.02	2.85	3.85	3.47	2.40
Short-term borrowings	0.25	1.78	4.13	4.01	2.49
Federal Home Loan Bank advances	1.04	3.29	5.06	4.38	3.13
Subordinated notes and other long-term debt	2.88	4.51	5.96	5.65	4.02

Total interest bearing liabilities	2.04	2.98	4.17	3.84	2.70

Net interest rate spread	2.84	2.92	2.85	2.79	2.95
Impact of non-interest bearing funds on margin	0.27	0.33	0.51	0.50	0.38

Net interest margin	3.11%	3.25%	3.36%	3.29%	3.33%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data (1)
(Unaudited)

	Year Ended December 31,
		Change from 2008			Change from 2007
(in thousands, except per share amounts)	2009	Amount	%	2008	Amount	%	2007	2006	2005
Interest income	$2,238,142	$(560,180)	(20)%	$2,798,322	$55,359	2%	$2,742,963	$2,070,519	$1,641,765
Interest expense	813,855	(452,776)	(36)	1,266,631	(174,820)	(12)	1,441,451	1,051,342	679,354

Net interest income	1,424,287	(107,404)	(7)	1,531,691	230,179	18	1,301,512	1,019,177	962,411
Provision for credit losses	2,074,671	1,017,208	96	1,057,463	413,835	64	643,628	65,191	81,299

Net interest (loss) income after provision for credit losses	(650,384)	(1,124,612)	N.M.	474,228	(183,656)	(28)	657,884	953,986	881,112

Service charges on deposit accounts	302,799	(5,254)	(2)	308,053	53,860	21	254,193	185,713	167,834
Brokerage and insurance income	138,169	373	—	137,796	45,421	49	92,375	58,835	53,619
Mortgage banking income	112,298	103,304	N.M.	8,994	(20,810)	(70)	29,804	41,491	28,333
Trust services	103,639	(22,341)	(18)	125,980	4,562	4	121,418	89,955	77,405
Electronic banking	100,151	9,884	11	90,267	19,200	27	71,067	51,354	44,348
Bank owned life insurance income	54,872	96	—	54,776	4,921	10	49,855	43,775	40,736
Automobile operating lease income	51,810	11,959	30	39,851	32,041	N.M.	7,810	43,115	133,015
Securities losses	(10,249)	187,121	(95)	(197,370)	(167,632)	N.M.	(29,738)	(73,191)	(8,055)
Other income	152,155	13,364	10	138,791	58,972	74	79,819	120,022	95,047

Total noninterest income	1,005,644	298,506	42	707,138	30,535	5	676,603	561,069	632,282

Personnel costs	700,482	(83,064)	(11)	783,546	96,718	14	686,828	541,228	481,658
Outside data processing and other services	148,095	17,869	14	130,226	1,000	1	129,226	80,803	76,436
Deposit and other insurance expense	113,830	91,393	N.M.	22,437	8,652	63	13,785	13,979	18,454
Net occupancy	105,273	(3,155)	(3)	108,428	9,055	9	99,373	71,281	71,092
OREO and foreclosure expense	93,899	60,444	N.M.	33,455	18,270	N.M.	15,185	5,478	4,326
Equipment	83,117	(10,848)	(12)	93,965	12,483	15	81,482	69,912	63,124
Professional services	76,366	26,753	54	49,613	12,223	33	37,390	24,963	32,373
Amortization of intangibles	68,307	(8,587)	(11)	76,894	31,743	70	45,151	9,962	829
Automobile operating lease expense	43,360	12,078	39	31,282	26,121	N.M.	5,161	31,286	103,850
Marketing	33,049	385	1	32,664	(13,379)	(29)	46,043	31,728	26,279
Telecommunications	23,979	(1,029)	(4)	25,008	506	2	24,502	19,252	18,648
Printing and supplies	15,480	(3,390)	(18)	18,870	619	3	18,251	13,864	12,573
Goodwill impairment	2,606,944	2,606,944	N.M.	—	—	—	—	—	—
Gain on early extinguishment of debt (2)	(147,442)	(123,900)	N.M.	(23,542)	(15,484)	N.M.	(8,058)	—	—
Other expense	68,704	(25,824)	(27)	94,528	(22,997)	(20)	117,525	87,258	60,178

Total noninterest expense	4,033,443	2,556,069	N.M.	1,477,374	165,530	13	1,311,844	1,000,994	969,820

(Loss) Income before income taxes	(3,678,183)	(3,382,175)	N.M.	(296,008)	(318,651)	N.M.	22,643	514,061	543,574
(Benefit) Provision for income taxes	(584,004)	(401,802)	N.M.	(182,202)	(129,676)	N.M.	(52,526)	52,840	131,483

Net (loss) income	$(3,094,179)	(2,980,373)	N.M.	$(113,806)	(188,975)	N.M.	$75,169	$461,221	$412,091

Dividends declared on preferred shares	174,756	128,356	N.M.	46,400	46,400	N.M.	—	—	—

Net (loss) income applicable to common shares	$(3,268,935)	(3,108,729)	N.M.	$(160,206)	(235,375)	N.M.	$75,169	$461,221	$412,091

Average common shares — basic	532,802	166,647	46%	366,155	65,247	22%	300,908	236,699	230,142
Average common shares — diluted (2)	532,802	166,647	46%	366,155	62,700	21%	303,455	239,920	233,475

Per common share
Net (loss) income per common share — basic	$(6.14)	$(5.70)	N.M.	$(0.44)	$(0.69)	N.M.	$0.25	$1.95	$1.79
Net (loss) income per common share — diluted	(6.14)	(5.70)	N.M.	(0.44)	(0.69)	N.M.	0.25	1.92	1.77
Cash dividends declared	0.0400	(0.6225)	(94)	0.6625	(0.3975)	(38)	1.0600	1.0000	0.8450

Return on average total assets	(5.90)%	(5.69)%	N.M.	(0.21)%	(0.38)%	N.M.	0.17%	1.31%	1.26%
Return on average total shareholders’ equity	(53.5)	(51.7)	N.M.	(1.8)	(3.4)	N.M.	1.6	15.6	15.6
Return on average tangible shareholders’ equity (3)	(67.8)	(65.7)	N.M.	(2.1)	(6.0)	N.M.	3.9	19.5	17.0
Net interest margin (4)	3.11	(0.14)	(4)	3.25	(0.11)	(3)	3.36	3.29	3.33
Efficiency ratio (5)	55.4	(1.6)	(3)	57.0	(5.5)	(9)	62.5	59.4	60.0
Effective tax rate (benefit)	(15.9)	45.7	(74)	(61.6)	N.M.	N.M.	N.M.	10.3	24.2

Revenue — fully taxable equivalent (FTE)
Net interest income	$1,424,287	$(107,404)	(7)%	$1,531,691	$230,179	18%	$1,301,512	$1,019,177	$962,411
FTE adjustment (4)	11,472	(8,746)	(43)	20,218	969	5	19,249	16,025	13,393

Net interest income	1,435,759	(116,150)	(7)	1,551,909	231,148	18	1,320,761	1,035,202	975,804
Noninterest income	1,005,644	298,506	42	707,138	30,535	5	676,603	561,069	632,282

Total revenue	$2,441,403	$182,356	8%	$2,259,047	$261,683	13%	$1,997,364	$1,596,271	$1,608,086

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	The 2009 gain included $73.6 million related to the purchase of certain subordinated bank notes and $67.4 million related to the purchase of certain trust preferred securities.

(2)	For the years ended December 31, 2009, and December 31, 2008, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the period.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(in thousands, except as noted)	2009	2008	2007	2006	2005
Mortgage Banking Income
Origination and secondary marketing	$94,711	$37,257	$25,965	$18,217	$24,934
Servicing fees	48,494	45,558	36,012	24,659	22,181
Amortization of capitalized servicing (1)	(47,571)	(26,634)	(20,587)	(15,144)	(18,359)
Other mortgage banking income	23,360	16,768	13,198	10,173	8,583

Sub-total	118,994	72,949	54,588	37,905	37,339
MSR valuation adjustment (1)	34,305	(52,668)	(16,131)	4,871	4,371
Net trading losses related to MSR hedging	(41,001)	(11,287)	(8,653)	(1,285)	(13,377)

Total mortgage banking income	$112,298	$8,994	$29,804	$41,491	$28,333

Mortgage originations (in millions)	$5,262	$3,773	$3,493	$2,822	$3,284
Average trading account securities used to hedge MSRs (in millions)	70	1,031	594	26	195
Capitalized mortgage servicing rights (2)	214,592	167,438	207,894	131,104	91,259
Total mortgages serviced for others (in millions) (2)	16,010	15,754	15,088	8,252	7,276
MSR % of investor servicing portfolio	1.34%	1.06%	1.38%	1.59%	1.25%

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$34,305	$(52,668)	$(16,131)	$4,871	$4,371
Net trading losses related to MSR hedging	(41,001)	(11,287)	(8,653)	(1,285)	(13,377)
Net interest income related to MSR hedging	2,999	33,139	5,797	36	1,688

Net impact of MSR hedging	$(3,697)	$(30,816)	$(18,987)	$3,622	$(7,318)

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(in thousands)	2009	2008	2007	2006	2005
Allowance for loan and lease losses, beginning of period	$900,227	$578,442	$272,068	$268,347	$271,211

Acquired allowance for loan and lease losses	—	—	188,128	23,785	—
Loan and lease losses	(1,561,378)	(806,330)	(517,942)	(119,692)	(115,848)
Recoveries of loans previously charged off	84,791	48,263	40,311	37,316	35,791

Net loan and lease losses	(1,476,587)	(758,067)	(477,631)	(82,376)	(80,057)

Provision for loan and lease losses	2,069,931	1,067,789	628,802	62,312	83,782
Economic reserve transfer	—	12,063	—	—	(6,253)
Allowance of assets sold	(9,188)	—	—	—	(336)
Allowance for loans transferred to held-for-sale	(1,904)	—	(32,925)	—	—

Allowance for loan and lease losses, end of period	$1,482,479	$900,227	$578,442	$272,068	$268,347

Allowance for unfunded loan commitments and letters of credit, beginning of period	$44,139	$66,528	$40,161	$36,957	$33,187

Acquired AULC	—	—	11,541	325	—
Provision for (Reduction in) unfunded loan commitments and letters of credit losses	4,740	(10,326)	14,826	2,879	(2,483)
Economic reserve transfer	—	(12,063)	—	—	6,253

Allowance for unfunded loan commitments and letters of credit, end of period	$48,879	$44,139	$66,528	$40,161	$36,957

Total allowances for credit losses	$1,531,358	$944,366	$644,970	$312,229	$305,304

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	4.03%	2.19%	1.44%	1.04%	1.10%
Nonaccrual loans and leases (NALs)	77	60	181	189	263
Nonperforming assets (NPAs)	72	55	122	141	229

Total allowances for credit losses (ACL) as % of:
Total loans and leases	4.16%	2.30%	1.61%	1.19%	1.25%
Nonaccrual loans and leases (NALs)	80	63	202	217	300
Nonperforming assets (NPAs)	74	58	136	161	261

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(in thousands)	2009	2008	2007	2006	2005
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$487,606 (1)	$526,165 (1)	$345,840 (2)	$20,868	$25,000
Commercial real estate:
Construction	192,706	6,626	11,854	3,553	135
Commercial	490,025	62,114	27,250	3,230	4,439

Commercial real estate	682,731	68,740	39,104	6,783	4,574

Total commercial	1,170,337	594,905	384,944	27,651	29,574

Consumer:
Automobile loans	47,712	41,228	17,185	8,330	11,988
Automobile leases	8,620	13,337	10,507	10,445	11,664

Automobile loans and leases	56,332	54,565	27,692	18,775	23,652
Home equity	106,176	67,556	34,426	21,854	17,619
Residential mortgage (3)	110,202	21,247	11,371	4,505	2,332
Other loans	33,540	19,794	19,198	9,591	6,880

Total consumer	306,250	163,162	92,687	54,725	50,483

Total net charge-offs	$1,476,587	$758,067	$477,631	$82,376	$80,057

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1), (2)	3.71%	3.87%	3.25%	0.28%	0.41%
Commercial real estate:
Construction	10.37	0.32	0.77	0.28	0.01
Commercial	6.71	0.81	0.52	0.10	0.16

Commercial real estate	7.46	0.71	0.57	0.15	0.10

Total commercial	5.25	2.55	2.21	0.23	0.28

Consumer:
Automobile loans	1.51	1.12	0.65	0.40	0.59
Automobile leases	2.22	1.57	0.71	0.51	0.48

Automobile loans and leases	1.59	1.21	0.67	0.46	0.53
Home equity	1.40	0.91	0.56	0.44	0.37
Residential mortgage (3)	2.43	0.42	0.23	0.10	0.06
Other loans	4.65	2.86	3.63	2.18	1.79

Total consumer	1.87	0.92	0.59	0.39	0.37

Net charge-offs as a % of average loans	3.82%	1.85%	1.44%	0.32%	0.33%

(1)	2009 and 2008 included net charge-offs associated with the Franklin relationship totaling $114.5 million and $423.3 million, respectively.

(2)	2007 included net charge-offs associated with the Franklin restructuring totaling $397.0 million. These net charge-offs were reduced by the unamortized discount associated with the loans and by other amounts received by Franklin totaling $88.5 million, resulting in net charge-offs totaling $308.5 million.

(3)	Effective with the 2009 third quarter, a change to accelerate the timing for when a partial charge-off is recognized was made. This change resulted in $31,952 thousand of charge-offs in 2009.

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(in thousands)	2009	2008	2007	2006	2005
Nonaccrual loans and leases (NALs):
Commercial and industrial (1)	$578,414	$932,648	$87,679	$58,393	$55,273
Commercial real estate	935,812	445,717	148,467	37,947	18,309
Residential mortgage (1)	362,630	98,951	59,557	32,527	17,613
Home equity (1)	40,122	24,831	24,068	15,266	10,720

Total nonaccrual loans and leases	1,916,978	1,502,147	319,771	144,133	101,915
Other real estate, net:
Residential (1)	71,427	63,058	60,804	47,898	14,214
Commercial	68,717	59,440	14,467	1,589	1,026

Total other real estate, net	140,144	122,498	75,271	49,487	15,240
Impaired loans held for sale (2)	969	12,001	73,481	—	—
Other NPAs (3)	—	—	4,379	—	—

Total nonperforming assets	$2,058,091	$1,636,646	$472,902	$193,620	$117,155

Nonperforming Franklin loans (1)
Commercial	$—	$650,225	$—	$—	$—
Residential mortgage	299,670	—	—	—	—
OREO	23,826	—	—	—	—
Home Equity	15,004	—	—	—	—

Total nonperforming Franklin loans	$338,500	$650,225	$—	$—	$—

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	5.21%	3.66%	0.80%	0.55%	0.42%

NPA ratio (4)	5.57	3.97	1.18	0.74	0.48

(in thousands)
Nonperforming assets, beginning of period	$1,636,646	$472,902	193,620	117,155	108,568
New nonperforming assets	2,767,295	1,082,063	468,056	222,043	171,150
Franklin impact, net (1)	(311,726)	650,225	—	—	—
Acquired nonperforming assets	—	—	144,492	33,843	—
Returns to accruing status	(215,336)	(42,161)	(24,952)	(43,999)	(7,547)
Loan and lease losses	(1,148,135)	(202,249)	(120,959)	(45,648)	(38,198)
OREO losses	(62,665)	(19,582)	(5,795)	(543)	(621)
Payments	(497,076)	(194,692)	(86,093)	(59,469)	(64,861)
Sales	(110,912)	(109,860)	(95,467)	(29,762)	(51,336)

Nonperforming assets, end of period	$2,058,091	$1,636,646	$472,902	$193,620	$117,155

(1)	Franklin loans were reported as nonaccruing commercial and industrial loans at December 31, 2008. At December 31, 2009, nonaccruing Franklin loans were reported as residential mortgage loans, home equity loans, and OREO, reflecting the 2009 first quarter restructuring.

(2)	Represents impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.